SECURITIES AND EXCHANGE COMMISSION

	WASHINGTON, D.C.  20549



	FORM 8-K



	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of
	the Securities Exchange Act of 1934



Date of Report	                        September 27, 2001
(Date of earliest event reported)	September 27, 2001


	MNB Bancshares, Inc.
	(Exact name of Registrant as specified in its charter)


	Delaware
	(State or other jurisdiction of incorporation)


       0-20878    				48-1120026
(Commission File Number)		(I.R.S. Employer Identification Number)



800 Poyntz Avenue, Manhattan, Kansas	 66502
(Address of principal executive offices) (Zip Code)



(785) 	565-2000
(Registrant's telephone number, including area code)


Item 5.  Other Information

	On September 27, 2001, MNB Bancshares,
Inc. issued a press release announcing that its stockholders have voted to approve its combination with Landmark Bancshares, Inc. The press release is attached as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma
Financial Information and Exhibits

	(a)	Financial Statements of Business
                Acquired.

		None.

	(b)	Pro Forma Financial Information.

		None.

	(c)	Exhibits.


99.1 News Release dated September 27, 2001.




SIGNATURES

	Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



			MNB BANCSHARES, INC.



Dated: September 27, 2001	By:
				/s/Mark A. Herpich
				   Vice President, Secretary, Treasurer
				   and Chief Financial Officer


PRESS RELEASE

MNB BANCSHARES, INC.


CONTACT:	Patrick L. Alexander
		President and Chief Executive Officer
		(785) 565-2000


FOR IMMEDIATE RELEASE
MNB STOCKHOLDERS APPROVE MERGER


	(Manhattan, Kansas, September 27, 2001)
 MNB Bancshares, Inc. (NASDAQ Small Cap
Market -- "MNBB"), Manhattan, Kansas, the
holding company for Security National Bank,
announced today that its stockholders have voted
to approve its combination with Landmark
Bancshares, Inc. (NASDAQ-NMS -- "LARK"),
Dodge City, Kansas, the holding company for
Landmark Federal Savings Bank, in a merger of
equals transaction.  At a separate meeting held
today, Landmark's stockholders also voted to
approve the merger.  All final regulatory approvals
have been obtained and the transaction is expected
to be completed within the next few weeks.
###